                        SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                           Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 'SS' 240.14a-11(c) or 'SS' 240.14a-12



                       CENTURY COMMUNICATIONS CORP.
                       ---------------------------
              (Name of Registrant as Specified In Its Charter)

                       ---------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

   --------------------------------

2) Aggregate number of securities to which transaction applies:

   --------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   --------------------------------

4) Proposed maximum aggregate value of transaction:

   --------------------------------

5) Total fee paid:

   --------------------------------


[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


1) Amount Previously Paid:

   --------------------------------

2) Form, Schedule or Registration Statement No.:

   --------------------------------

3) Filing Party:

   --------------------------------

4) Date Filed:

   --------------------------------

                                    [LOGO]

                           CENTENNIAL CELLULAR CORP.
                                50 LOCUST AVENUE
                         NEW CANAAN, CONNECTICUT 06840
                            ------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 29, 1998
                            ------------------------
     The Board of Directors of Centennial Cellular Corp., a Delaware corporation (the 'Company'), hereby gives notice that the 1998 Annual Meeting of Shareholders of the Company (the 'Annual Meeting') will be held at the Prudential Center for Learning and Innovation, Weed Avenue, Norwalk, Connecticut 06850, on Thursday, October 29, 1998, at 2:00 p.m., Eastern Time, for the following purposes:
          1. To elect eight Directors of the Company to serve until the next annual meeting of shareholders and thereafter until their successors shall have been elected and qualified.
          2. To vote on the ratification of the selection by the Board of Directors of Deloitte & Touche LLP as independent accountants for the Company for the fiscal year ending May 31, 1999.
          3. To transact such other business as may properly come before the meeting.
     All shareholders are cordially invited to attend. Only holders of record of issued and outstanding shares of Class A Common Stock and Class B Common Stock of the Company at the close of business on Friday, October 2, 1998 will be entitled to receive notice of and vote at the Annual Meeting. In accordance with
Section 219 of the Delaware General Corporation Law, the Company will make available for examination by any shareholder, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of at least 10 days prior to the Annual Meeting, at the location of the Annual Meeting, a complete list of the shareholders entitled to vote at the Annual Meeting, arranged in alphabetical order, and showing the address of each shareholder and the number of shares registered in the name of each shareholder. If you attend the Annual Meeting, you may vote in person if you wish, even though you have previously returned your proxy.
     A copy of each of the Company's Proxy Statement and Report on Form 10-K for its fiscal year ended May 31, 1998 is enclosed herewith.

                                         By Order of the Board of Directors

                                         DAVID Z. ROSENSWEIG,
                                         DAVID Z. ROSENSWEIG,
                                         Secretary
October 2, 1998

     WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE READ THE ACCOMPANYING PROXY STATEMENT AND PROMPTLY COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES OF AMERICA. THE PROXY IS REVOCABLE BY YOU AT ANY TIME PRIOR TO ITS USE AT THE ANNUAL MEETING. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL YOUR SHARES WILL BE VOTED AT THE ANNUAL MEETING.

                                     [LOGO]

                           CENTENNIAL CELLULAR CORP.
                                50 LOCUST AVENUE
                         NEW CANAAN, CONNECTICUT 06840
                           --------------------------
                                PROXY STATEMENT
                           --------------------------

GENERAL

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Centennial Cellular Corp., a Delaware corporation (the 'Company'), of proxies for use at the 1998 Annual Meeting of Shareholders of the Company (the 'Annual Meeting') to be held at the Prudential Center for Learning and Innovation, Weed Avenue, Norwalk, Connecticut 06850, on Thursday, October 29, 1998, at 2:00 p.m., Eastern Time, and at any adjournment or adjournments of the Annual Meeting. This Proxy Statement and the enclosed proxy are first being sent to shareholders on or about October 5, 1998.

     At the Annual Meeting, shareholders of the Company will (i) elect eight Directors of the Company to serve until the next annual meeting of shareholders and thereafter until their successors shall have been elected and qualified; and
(ii) vote on the ratification of the selection by the Board of Directors of Deloitte & Touche LLP as independent accountants for the Company for the fiscal year ending May 31, 1999. Shareholders may also consider and act upon such other matters as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

     The close of business on Friday, October 2, 1998 has been selected as the record date for determining the holders of outstanding shares of the Company's Class A Common Stock, par value $.01 per share (the 'Class A Common Stock'), and Class B Common Stock, par value $.01 per share (the 'Class B Common Stock' and, together with the Class A Common Stock, the 'Common Stock'), entitled to receive notice of and vote at the Annual Meeting. On October 2, 1998, there were 15,085,398 shares of Class A Common Stock outstanding and 10,544,113 shares of Class B Common Stock outstanding. Holders of Class A Common Stock are entitled to one vote per share and holders of Class B Common Stock are entitled to 15 votes per share. All shares of Class A Common Stock and Class B Common Stock will vote together as one class on all questions that come before the Annual Meeting.

VOTE REQUIRED

     Votes at the Annual Meeting will be tabulated by inspectors of election appointed by the Company. Shares of Common Stock represented by a properly signed and returned proxy are considered present at the Annual Meeting for purposes of determining a quorum.

     Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from the owners. If specific instructions are not received, as a general rule, brokers may vote these shares in their discretion. However, brokers are precluded from exercising their voting discretion on certain types of proposals and, absent specific instructions from the beneficial owner in such cases, brokers may not vote on those proposals. This results in what is known as a 'broker non-vote' on such proposals.

     Election of Directors will be determined by a plurality vote of the combined voting power of all shares of Common Stock present in person or by proxy and voting at the Annual Meeting. Accordingly, votes 'withheld' from Director-nominee(s) will not count against the election of such nominee(s). Brokers have discretionary authority to vote on the election of Directors.

     Passage of the proposal to ratify the selection of Deloitte & Touche LLP as independent accountants for the Company for the fiscal year ending May 31, 1999 requires the approval of a majority of the votes cast on this proposal. Abstentions as to this proposal will not count as votes cast for or against this proposal and will not be included in calculating the number of votes necessary for approval of this proposal. Brokers have discretionary authority to vote on this proposal.

     All other matters will be determined by the vote of a majority of the combined voting power of all shares of Common Stock present in person or by proxy at the Annual Meeting and voting on such matters. Abstentions and broker non-votes as to particular matters will not count as votes cast for or against such matters and will not be included in calculating the number of votes necessary for approval of such matters.

     Each shareholder of the Company is requested to complete, sign, date and return the enclosed proxy without delay in order to ensure that shares owned thereby are voted at the Annual Meeting. All shares represented by properly executed proxies will be voted at the Annual Meeting in accordance with the directions given on such proxies. If no direction is given, a properly executed proxy will be voted FOR the election of the eight persons named under 'Election of Directors' and FOR ratification of the selection of Deloitte & Touche LLP as independent accountants for the Company for the fiscal year ending May 31, 1999. The Board of Directors does not anticipate that any other matters will be brought before the Annual Meeting. If, however, other matters are properly presented, the persons named in the proxy will have discretion, to the extent allowed by Delaware law, to vote in accordance with their own judgment on such matters.

REVOCATION OF PROXIES

     Any shareholder may revoke a proxy at any time before such proxy is voted. Proxies may be revoked by (i) delivering to the Secretary of the Company a written notice of revocation bearing a date later than the date of the proxy;
(ii) duly executing a subsequent proxy relating to the same shares of Common Stock and delivering it to the Secretary of the Company; or (iii) attending the Annual Meeting and stating to the Secretary of the Company an intention to vote in person and so voting. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy. Any subsequent proxy or written notice of revocation of a proxy should be delivered to Centennial Cellular Corp., 50 Locust Avenue, New Canaan, Connecticut 06840, Attention: Scott N. Schneider, Assistant Secretary.

COST OF SOLICITATION

     The Company will bear all costs of soliciting proxies in the accompanying form. Solicitation will be made by mail, and officers and regular employees of the Company may also solicit proxies by telephone, telegraph or personal interview. In addition, the Company expects to request persons who hold shares in their names for others to forward copies of this proxy soliciting material to them and to request authority to execute proxies in the accompanying form, and the Company will reimburse such persons for their out-of-pocket and reasonable clerical expenses in doing this.

                     PRINCIPAL SHAREHOLDERS OF THE COMPANY

PROPOSED TRANSACTIONS

     On July 2, 1998, the Company and CCW Acquisition Corp. ('CCW'), a Delaware corporation organized at the direction of Welsh, Carson, Anderson & Stowe VIII, L.P., a Delaware limited partnership ('WCAS VIII'), entered into an Agreement and Plan of Merger (the 'Merger Agreement') providing for the merger of CCW with and into the Company (the 'Merger'). The Company will continue as the surviving corporation. The consummation of the Merger is subject to certain conditions, including, without limitation, the Company obtaining a final order from the Federal Communications Commission approving the transfer of control of the Company to WCAS VIII and its affiliates, the expiration of antitrust regulatory waiting periods and CCW obtaining financing substantially on the terms contemplated by the commitment letters it received in connection with the Merger Agreement. Upon consummation of the Merger, approximately 92.9% of the Company's common stock will be owned by WCAS VIII and certain other investors.

BENEFICIAL OWNERSHIP

     The following table sets forth, as of September 15, 1998, certain information with respect to the beneficial ownership of shares of Class A Common Stock or Class B Common Stock by each person known to the Company to own beneficially more than 5% of the outstanding shares of Class A Common Stock or Class B Common Stock. Each share of Class B Common Stock is convertible, at any time, into one share of Class A Common Stock. Holders of Class A Common Stock are entitled to one vote per share and holders of Class B Common Stock are entitled to 15 votes per share.

                                                                                     BENEFICIAL OWNERSHIP(1)
                                                                               -----------------------------------
                              NAME AND ADDRESS                                    CLASS/NUMBER OF         PERCENT
                            OF BENEFICIAL OWNER                                       SHARES              OF CLASS
----------------------------------------------------------------------------   ---------------------      --------
Century Communications Corp.(2)(3) .........................................   Class B:    8,561,819(12)    81.2%
  50 Locust Avenue
  New Canaan, CT 06840
Citizens Utilities Company(2)(3) ...........................................   Class B:    1,982,294        18.8
  High Ridge Park
  Stamford, CT 06905
Wallace R. Weitz & Company(4) ..............................................   Class A:    2,594,900        16.5
  1125 South 103rd Street
  Omaha, NE 68124-6008
Bamco Inc.(5) ..............................................................   Class A:    2,491,200        15.8
  Baron Capital Group, Inc.
  Baron Capital Management, Inc.
  Baron Asset Fund
  Ronald Baron
  767 Fifth Avenue
  24th Floor
  New York, NY 10153
GAMCO Investors, Inc.(6) ...................................................   Class A:    1,436,450         9.1
  James E. McKee
  One Corporate Center
  Rye, NY 10580
The Prudential Insurance Company of America(7) .............................   Class A:    1,266,200         8.0
  751 Broad Street
  Newark, New Jersey 07102-3777

                                                  (table continued on next page)

(table continued from previous page)

                                                                                     BENEFICIAL OWNERSHIP(1)
                                                                               -----------------------------------
                              NAME AND ADDRESS                                    CLASS/NUMBER OF         PERCENT
                            OF BENEFICIAL OWNER                                       SHARES              OF CLASS
----------------------------------------------------------------------------   ---------------------      --------
Putnam Investments, Inc.(8) ................................................   Class A:    1,102,470         7.0
  Marsh & McLennan Companies, Inc.
  One Post Office Square
  Boston, MA 02109
Wanger Advisors Trust(9) ...................................................   Class A:      942,500         6.0%
  Wanger Asset Management, L.P.
  Wanger Asset Management, Ltd.
  227 West Monroe Street, Suite 300
  Chicago, IL 60606
Putnam Investment Management, Inc.(10) .....................................   Class A:      933,476         5.9
  One Post Office Square
  Boston, MA 02109
James W. Hickman et al.(11) ................................................   Class A:      930,632         5.9
  c/o Jonathan R. Moore
  Moore & Bruce
  1627 I Street N.W.
  Washington, D.C. 20006
Oliver R. Grace, Jr.(12) ...................................................   Class A:      853,506         5.4
  55 Brookville Road
  Glen Head, NY 11545

------------

 (1) As used in this table, 'beneficial ownership' means the sole or shared power to vote, secure the right to vote, or direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have 'beneficial ownership' of any security that such person has the right to acquire within 60 days after such date.

 (2) Due to their positions with and ownership of stock of Century Communications Corp. ('Century Communications') and their positions with Citizens Utilities Company ('Citizens'), Leonard Tow, Chairman of the Board and Chief Executive Officer of Century Communications and Chairman of the Board and Chief Executive Officer of Citizens and his wife, Claire L. Tow, a Senior Vice President and director of Century Communications and a director of Citizens, may be deemed to own beneficially together 100% of the Company's outstanding Class B Common Stock. See 'Principal Shareholders of Century Communications.' Century Communications currently owns 3,978 shares of Second Series Convertible Redeemable Preferred Stock of the Company which are convertible into 115,710 shares of Class B Common Stock of the Company. If all shares of the Second Series Convertible Redeemable Preferred Stock were converted, Century Communications would hold 81.4% of the Class B Common Stock of the Company and Citizens would hold 18.6% of the Class B Common Stock of the Company.

 (3) Citizens currently owns 102,187 shares of Convertible Redeemable Preferred Stock of the Company which are convertible into 2,972,334 shares of Class B Common Stock of the Company. If all shares of the Convertible Redeemable Preferred Stock were converted, Citizens would hold 36.7% of the Class B Common Stock and Century Communications would hold 63.3% of the Class B Common Stock of the Company.

 (4) Based solely upon information contained in a Statement on Schedule 13G filed with the Securities and Exchange Commission (the 'Commission') on February 12, 1997. According to said

                                              (footnotes continued on next page)

(footnotes continued from previous page)
     Schedule 13G, Wallace R. Weitz & Company has sole voting power and sole dispositive power with respect to such shares of Class A Common Stock.

 (5) Based solely upon information contained in a Statement on Schedule 13G filed with the Commission on May 11, 1998. According to said Schedule 13G, Baron Capital Group, Inc. has shared voting power, and shared power to direct the disposition of, 1,646,200 shares of Class A Common Stock, Bamco, Inc. has shared voting power, and shared power to direct the disposition of, 1,570,000 shares of Class A Common Stock, Baron Capital Management, Inc. has shared voting power, and shared power to direct the disposition of, 76,200 shares of Class A Common Stock, Baron Asset Fund has shared voting power, and shared power to direct the disposition of, 845,000 shares of Class A Common Stock, and Ronald Baron has shared voting power, and shared power to direct the disposition of, 1,646,200 shares of Class A Common Stock.

 (6) Based solely upon information contained in a Statement on Schedule 13G filed with the Commission on June 15, 1998. According to said Schedule 13D, the securities reported therein as being beneficially owned by entities directly or indirectly controlled by Mario J. Gabelli and Marc J. Gabelli, or for which either one acts as chief investment officer, consist of an aggregate of 1,436,450 shares of Class A Common Stock. GAMCO Investors, Inc. is such an entity and beneficially owns 831,800 shares. GAMCO Investors, Inc. has sole voting power as to 821,800 of its shares and sole dispositive power as to all of its shares.

 (7) Based solely upon information contained in a Statement of Schedule 13G filed with the Commission on February 12, 1998. According to said Schedule 13G, The Prudential Insurance Company of America holds 40,000 shares of Class A Common Stock for the benefit of its general account and may have direct or indirect voting and/or investment discretion over 1,226,200 shares of Class A Common Stock which are held for the benefit of its clients by its separate accounts, externally managed accounts, registered investment companies, subsidiaries and/or other affiliates.

 (8) Based solely upon information contained in a Statement on Schedule 13G filed with the Commission on February 9, 1996. According to said Schedule 13G, securities reported therein as being beneficially owned by Putnam Investments, Inc. and Marsh & McLennan Companies, Inc. consist of an aggregate of 1,102,470 shares of Class A Common Stock beneficially owned by subsidiaries of Putnam Investments, Inc. which are registered investment advisors, which in turn include securities beneficially owned by clients of such investment advisors. Putnam Investments, Inc. has shared voting power with respect to 142,544 shares and shared dispositive power with respect to all of its shares.

 (9) Based solely upon information contained in a Statement on Schedule 13G filed with the Commission on February 6, 1998. According to said Schedule 13G, Wanger Advisors Trust has shared voting power with respect to the shares of Class A Common Stock reported therein as being beneficially owned by it, and such shares have been acquired on behalf of discretionary clients of Wanger Asset Management, L.P.

(10) Based solely upon information contained in a Statement on Schedule 13G filed with the Commission on February 9, 1996. According to said Schedule 13G, Putnam Investment Management, Inc. shares dispositive power with respect to all of its shares.

(11) Based solely upon information contained in Amendment No. 2 to Statement on
     Schedule 13D filed with the Commission on August 22, 1994. According to said Schedule 13D, James W. Hickman and members of his family owned more than 5% of the Class A Common Stock at that time. The Company has been advised that Mr. Hickman is deceased.

                                              (footnotes continued on next page)

(footnotes continued from previous page)

(12) Based solely upon information contained in a Statement on Schedule 13G filed with the Commission on February 14, 1995. Includes 46,132 shares held by Mr. Grace as custodian for his minor children as to which shares Mr. Grace disclaims beneficial ownership.

(13) In connection with the execution of the Merger Agreement, Century Communications, the Company's principal stockholder entered into a Stockholder Agreement, dated July 2, 1998, with CCW (the 'Stockholder Agreement'). Pursuant to the Stockholder Agreement, Century Communications, which has an approximately 33% Common Stock interest and, through ownership of the Company's Class B Common Stock which has disproportionate votes per share (15 votes per share), an approximately 74% voting interest in the Company at May 31, 1998, agreed to vote its shares in favor of the approval and adoption of the Merger Agreement. Because Century Communications agreed to approve the merger by written consent, consummation of the Merger does not require approval by a majority of the Company's stockholders who are not affiliated with the Company.

     The Company has agreed pursuant to a Registration Rights Agreement, dated August 30, 1991 (the 'Registration Rights Agreement'), among it, Century Communications and Citizens, that, subject to certain conditions, upon the request of Century Communications or Citizens, as the case may be, the Company will file one or more registration statements under the Securities Act of 1933, as amended (the 'Act'), in order to permit Century Communications or Citizens or both, as the case may be, to offer and sell, pursuant to such registration statement, shares of Class A Common Stock of the Company that Century Communications or Citizens may hold at such time.

     The Company, Century Communications and Citizens have entered into a Stock Transfer Agreement, dated August 30, 1991 (the 'Stock Transfer Agreement'), which governs any proposed public or private sale of stock of the Company by Century Communications or Citizens and provides for the voting of shares of Common Stock of the Company by Century Communications or Citizens in connection with the election of Directors of the Company. See 'Election of Directors.'

                PRINCIPAL SHAREHOLDERS OF CENTURY COMMUNICATIONS

     The following table sets forth, as of September 15, 1998, certain information regarding the persons known to the Company to own beneficially more than 5% of any class of the voting securities of Century Communications. Each share of Class B Common Stock of Century Communications is convertible, at any time, into one share of Class A Common Stock of Century Communications. Century Communications' Class A Common Stock has one vote per share and Century Communications' Class B Common Stock has ten votes per share.

                                                                              BENEFICIAL OWNERSHIP(1)
                                                                     ------------------------------------------
                         NAME AND ADDRESS                                 CLASS/NUMBER                 PERCENT
                       OF BENEFICIAL OWNER                                 OF SHARES                   OF CLASS
------------------------------------------------------------------       --------------                --------

Leonard Tow ......................................................   Class A:     1,205,953(2)             3.5%
  50 Locust Avenue                                                   Class B:    42,322,059(3)(4)(5)       100
  New Canaan, CT 06840
Claire L. Tow ....................................................   Class A:     1,205,953(6)             3.5
  50 Locust Avenue                                                   Class B:    42,322,059(4)(5)(7)       100
  New Canaan, CT 06840
David Z. Rosensweig ..............................................   Class A:        46,958(8)               *
  162 Brite Avenue                                                   Class B:    23,350,964(4)(5)         55.2
  Scarsdale, NY 10583
The Prudential Insurance Company of America ......................   Class A:     4,190,203(9)            12.2
  751 Broad Street
  Newark, NJ 07102-3777
Capital Research and Management Company ..........................   Class A:     3,565,000(10)           10.4
  SMALLCAP World Fund, Inc.
  333 South Hope Street
  Los Angeles, CA 90071
Capital Guardian Trust Company ...................................   Class A:     2,082,000(11)            6.0
  333 South Hope Street
  Los Angeles, CA 90071
Citizens Utilities Company .......................................   Class A:     1,807,095(12)            5.2
  CU Capital Corp.
  High Ridge Park
  Stamford, CT 06905

------------

 (1) As used in this table, 'beneficial ownership' means the sole or shared power to vote, secure the right to vote, or direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have 'beneficial ownership' of any security that such person has the right to acquire within 60 days after such date.

 (2) Consists of 1,106,574 shares of Class A Common Stock as to which Mr. Tow has sole voting and investment power. Includes the 99,379 shares set forth in (6) below beneficially owned solely by Mrs. Tow, as to which shares he disclaims beneficial ownership.

 (3) Consists of 18,971,095 shares of Class B Common Stock as to which Mr. Tow has sole, and 20,537,599 shares of Class B Common Stock as to which he shares, voting and investment power. Includes the 2,813,365 shares set forth in (7) below beneficially owned solely by Mrs. Tow, as to which shares he disclaims beneficial ownership.

 (4) By virtue of the definition of 'beneficial ownership,' substantial duplication is involved in the beneficial ownership of shares listed for these shareholders. Eliminating duplication in the table, Mr. Tow owns of record and beneficially 18,971,095 shares of Class B Common Stock, Mr. Tow, Mrs. Tow and Mr. Rosensweig, as trustees, jointly own of record and beneficially 20,537,599 shares of Class B Common Stock, and Mr. Rosensweig, as trustee, owns, and Mrs. Tow has a beneficial interest in, 2,813,365 shares of Class B Common Stock.

 (5) By virtue of the definition of 'beneficial ownership,' each person who owns shares of Class B Common Stock is deemed to own an equal number of shares of Class A Common Stock. Thus, Leonard Tow and Claire L. Tow are each deemed to be beneficial owners of 42,528,012 shares of Class A Common Stock and David Z. Rosensweig is deemed to be a beneficial owner of 23,350,964

                                              (footnotes continued on next page)

(footnotes continued from previous page)
     Shares of Class A Common Stock. As a percent of the Class A Common Stock, this ownership by the above-named persons is deemed to be 56.7%, 56.7% and 30.4%, respectively.

 (6) Consists of 99,379 shares of Class A Common Stock as to which Mrs. Tow has sole voting and investment power. Includes the 1,106,574 shares set forth in (2) above beneficially owned solely by Mr. Tow, as to which shares she disclaims beneficial ownership.

 (7) Consists of 2,813,365 shares of Class B Common Stock as to which Mrs. Tow owns beneficially, and 20,537,599 shares of Class B Common Stock as to which she shares voting and investment power. Includes the 18,971,095 shares set forth in (3) above beneficially owned solely by Mr. Tow, as to which shares she disclaims beneficial ownership.

 (8) Consists of 43,856 shares as to which Mr. Rosensweig is the record and beneficial holder and 3,102 shares that Mr. Rosensweig has the right to acquire pursuant to stock option grants under the 1994 Option Plan.

 (9) Based solely upon information contained in Amendment No. 2 to a Statement on Schedule 13G filed with the Commission on February 9, 1998. According to said Schedule 13G, The Prudential Insurance Company of America holds 30,100 shares of Class A Common Stock for its general account and may have direct or indirect voting and/or investment discretion with respect to 4,160,103 shares of Class A Common Stock which are held for the benefit of its clients by its separate accounts, externally managed accounts, registered investment companies, subsidiaries and/or other affiliates.

(10) Based solely upon information contained in Amendment No. 1 to a Statement on Schedule 13G filed with the Commission on July 10, 1998. According to said Schedule 13G, Capital Research and Management Company is deemed to be the beneficial owner of 3,565,000 shares of Class A Common Stock as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. SMALLCAP World Fund, Inc., which is advised by Capital Research and Management Company, is the beneficial owner of 2,020,000 shares of Class A Common Stock.

(11) Based solely upon information contained in a Statement on Schedule 13G filed with the Commission on July 9, 1998. According to said Schedule 13G, Capital Guardian Trust Company is deemed to be the beneficial owner of 2,082,000 shares of Class A Common Stock as a result of acting as investment adviser to various institutional accounts.

(12) Based solely upon information contained in a Statement on Schedule 13D filed with the Commission on July 2, 1992. Century Communications has agreed pursuant to an agreement dated July 2, 1992 between it and Citizens that, subject to certain conditions, upon the request of Citizens, it will file up to two registration statements under the Securities Act of 1933, as amended (the 'Act'), in order to permit Citizens to offer and sell, pursuant to such registration statement(s), such shares of Class A Common Stock.

                             ELECTION OF DIRECTORS

     Eight persons have been nominated for election as Directors to serve until the 1999 Annual Meeting of Shareholders and until their successors are elected and qualified. All of the nominees are currently Directors. The Directors will be elected by vote of a plurality of the combined voting power of all shares of Class A Common Stock and Class B Common Stock present and voting at the Annual Meeting, voting together as a single class, with each share of Class A Common Stock having one vote and each share of Class B Common Stock having 15 votes.

     The Company has entered into the Merger Agreement. Although the Company will be the surviving corporation in the Merger, upon the consummation of the Merger the Company's directors will be those persons designated by WCAS VIII and the other investors. For further discussion of the Merger and the Merger Agreement see 'Principal Shareholders of the Company -- Proposed Transactions' above.

     The Company, Century Communications and Citizens have entered into the Stock Transfer Agreement which provides, among other things, that so long as Citizens is the holder and beneficial owner of any shares of Convertible Redeemable Preferred Stock of the Company and Century Communications is the holder and beneficial owner of any shares of Common Stock of the Company, Century Communications will vote its shares of Common Stock for the election to the Board of Directors of the Company of one person designated by Citizens and Citizens will vote its shares of Common Stock for the election to the Board of Directors of the Company of all persons designated by Century Communications. At such time as Citizens is no longer the holder and beneficial owner of any shares of Convertible Redeemable Preferred Stock of the Company, Century Communications and Citizens will vote their respective shares of Common Stock of the Company for the election to the Board of Directors of the Company of the person or persons designated by each other, with each party having the right to designate the number of persons that is in proportion to the voting power of such party as compared to the combined voting power of both parties. If a fraction results, the number of persons to be designated by Citizens will be rounded down to the nearest whole number. Such voting arrangements, in accordance with Delaware law, will expire on August 30, 2001 unless extended by agreement of the parties. Pursuant to the Stock Transfer Agreement, Citizens has designated Daryl A. Ferguson and Century Communications has designated Bernard P. Gallagher, Rudy J. Graf, William M. Kraus, David Z. Rosensweig, Scott N. Schneider, Peter J. Solomon and Frank Tow as nominees for Directors. See 'Principal Shareholders of the Company.'

     The persons named in the accompanying proxy will vote for the election of such nominees unless, by reason of death or other unexpected occurrence, one or more of such nominees shall not be available for election, in which event it is intended that such votes will be cast for a substitute nominee or nominees designated by the Board or the respective party to the Stock Transfer Agreement or, if no substitute nominee or nominees are so designated, that the membership of the Board will be reduced to a number equal to the number of such nominees. The Board has no reason to believe that any of the nominees listed below will not be available for election as a Director.

     The following table sets forth the name of each nominee, his age, the year he was elected a Director of the Company, his principal occupation, other business experience during the last five years, other directorships in publicly-held corporations and ownership of shares of Class A Common Stock of the Company as of September 15, 1998.

                                                 PRINCIPAL OCCUPATION,               NUMBER OF SHARES
         NOMINEE, AGE, YEAR                    OTHER BUSINESS EXPERIENCE               BENEFICIALLY         PERCENT
       FIRST BECAME DIRECTOR                    AND OTHER DIRECTORSHIPS                  OWNED(1)           OF CLASS
------------------------------------  -------------------------------------------  --------------------     --------
Daryl A. Ferguson ..................  Mr. Ferguson has been the President and         Class A:    8,826(6)       *
  Age: 59                             Chief Operating Officer of Citizens since
  Director since 1991                 June 1990. Mr. Ferguson was Vice President,
                                      Administration of Citizens from July 1989
                                      through March 1990 and Senior Vice
                                      President, Operations of Citizens from
                                      March 1990 through June 1990. From April
                                      1986 through July 1989, he was President
                                      and Chief Executive Officer of Microtecture
                                      Corporation, a communications corporation.
Bernard P. Gallagher(3) ............  Mr. Gallagher has been Chairman of the           Class A: 266,897(7)     1.7%
  Age: 51                             Board and Chief Executive Officer of the
  Director since 1991                 Company since August 1991 and has been a
                                      Director of the Company since March 1991.
                                      From February 1990 to August 1991, Mr.
                                      Gallagher was President and Chief Operating
                                      Officer of the Company. He has been a
                                      director of Century Communications since
                                      October 1990 and President and Chief
                                      Operating Officer of Century Communications
                                      since October 1989. From 1979 to October
                                      1989, Mr. Gallagher served in various
                                      financial and executive capacities at Com-
                                      cast Corporation, a cable television and
                                      cellular telephone company, and its
                                      subsidiaries, including Vice President and
                                      Treasurer from November 1984 to October
                                      1989.

                                                  (table continued on next page)

(table continued from previous page)

                                                 PRINCIPAL OCCUPATION,               NUMBER OF SHARES
         NOMINEE, AGE, YEAR                    OTHER BUSINESS EXPERIENCE               BENEFICIALLY         PERCENT
       FIRST BECAME DIRECTOR                    AND OTHER DIRECTORSHIPS                  OWNED(1)           OF CLASS
------------------------------------  -------------------------------------------  --------------------     --------
Rudy J. Graf .......................  Mr. Graf has been President and Chief            Class A: 171,719(8)     1.1%
  Age: 49                             Operating Officer and a Director of the
  Director since 1991                 Company since August 1991 and was Vice
                                      President, Operations of the Company from
                                      November 1990 to August 1991. Prior to
                                      joining the Company, Mr. Graf served in
                                      various executive capacities, including
                                      Regional Vice President from December 1987
                                      to July 1990 of Metromedia Company, a
                                      cellular telephone company.
William M. Kraus(2)(4)(5) ..........  Mr. Kraus is the Chairman of Kraus Sikes        Class A:    7,280(9)       *
  Age: 72                             Inc., a publishing company, and has been
  Director since 1991                 such since 1985. From 1983 to 1985, he was
                                      a Vice President of The Equitable Life
                                      Assurance Society of the United States.
                                      From 1979 to 1983, Mr. Kraus held positions
                                      as the Secretary of the Department of
                                      Development of the State of Wisconsin and
                                      as Assistant to the Governor of the State
                                      of Wisconsin. Mr. Kraus has been a director
                                      of Century Communications since 1986.
David Z. Rosensweig(2)(3)(4) .        Mr. Rosensweig has been a Director and          Class A:    8,451(10)      *
  Age: 73                             Secretary of the Company since the date of
  Director since 1988                 its incorporation in 1988 and of Century
                                      Communications since 1985. Mr. Rosensweig
                                      is a member of the New York law firm of
                                      Leavy Rosensweig & Hyman, which acts as
                                      general counsel to the Company and Century
                                      Communications. He has been practicing law
                                      since 1948. Mr. Rosensweig has been a
                                      director of Century Communications since
                                      1982.

                                                  (table continued on next page)

(table continued from previous page)

                                                 PRINCIPAL OCCUPATION,               NUMBER OF SHARES
         NOMINEE, AGE, YEAR                    OTHER BUSINESS EXPERIENCE               BENEFICIALLY         PERCENT
       FIRST BECAME DIRECTOR                    AND OTHER DIRECTORSHIPS                  OWNED(1)           OF CLASS
------------------------------------  -------------------------------------------  --------------------     --------
Scott N. Schneider .................  Mr. Schneider has been a Director and            Class A: 137,268(11)      *
  Age: 40                             Senior Vice President, Chief Financial
  Director since 1991                 Officer and Treasurer of the Company since
                                      August 1991. He was a Vice President and
                                      Controller of the Company from the date of
                                      its incorporation in 1988 to August 1991.
                                      Mr. Schneider has been Senior Vice
                                      President and Treasurer of Century
                                      Communications since June 1991, Chief
                                      Financial Officer of Century Communications
                                      since December 1996, an Assistant Secreta-
                                      ry of Century Communications since October
                                      1986 and a Director or Century
                                      Communications since 1994. He was a Vice
                                      President of Century Communications from
                                      October 1986 to June 1991 and was
                                      Controller of Century Communications from
                                      1985 to June 1991. Mr. Schneider has been a
                                      director of Century Communications since
                                      1994.
Peter J. Solomon(5) ................  Mr. Solomon has been Chairman of Peter J.        Class A:  25,006(12)      *
  Age: 60                             Solomon Company Limited, an investment
  Director since 1991                 banking company, since May 1989. From 1985
                                      to May 1989, he was a Vice Chairman and a
                                      member of the Board of Directors of
                                      Shearson Lehman Hutton Inc. and its
                                      predecessor organizations. From 1981 to
                                      1985, he was a Managing Director of Shear-
                                      son Lehman Brothers Inc. and its
                                      predecessor organizations. Mr. Solomon was
                                      a director of Century Communications from
                                      1987 to 1997. Mr. Solomon is also a
                                      director of Charrette Corporation, Culbro
                                      Corporation, Monro Muffler/Brake, Inc.,
                                      Office Depot, Inc., and Phillips-VanHeusen
                                      Corporation. Mr. Solomon has been a
                                      director of Century Communications since
                                      1987.

                                                  (table continued on next page)

(table continued from previous page)

                                                 PRINCIPAL OCCUPATION,               NUMBER OF SHARES
         NOMINEE, AGE, YEAR                    OTHER BUSINESS EXPERIENCE               BENEFICIALLY         PERCENT
       FIRST BECAME DIRECTOR                    AND OTHER DIRECTORSHIPS                  OWNED(1)           OF CLASS
------------------------------------  -------------------------------------------  --------------------     --------
Frank Tow ..........................  Mr. Tow has been a Vice President of the        Class A:    1,200(13)      *
  Age: 42                             Company and President of Century
  Director since 1994                 Advertising, its in-house advertising
                                      department, since September 1992. From May
                                      1990 to August 1992, he was an Account
                                      Supervisor for Earle, Palmer, Brown and
                                      Spiro, an advertising agency. From May 1989
                                      to April 1990, he was a Marketing Manager
                                      for Century Communications. Frank Tow is
                                      the son of Leonard and Claire Tow.

------------

*   Less than 1%.
 (1) As used in this table, 'beneficial ownership' means the sole or shared power to vote, secure the right to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have 'beneficial ownership' of any security that such person has the right to acquire within 60 days after such date.
 (2) Member of the Compensation Committee.
 (3) Member of the Executive Committee.
 (4) Member of the Employee Stock Option Committee and the 1993 Management Equity Incentive Plan Committee.
 (5) Member of the Audit Committee.
 (6) Consists of 5,760 shares which Mr. Ferguson owns directly and 3,066 shares which Mr. Ferguson has the right to acquire pursuant to a stock option grant.
 (7) Consists of 95,130 shares as to which Mrs. Gallagher is the record and beneficial owner and as to which Mr. Gallagher disclaims ownership and 151,767 shares which Mr. Gallagher has the right to acquire pursuant to stock option grants, and 20,000 shares issued under the 1993 Management Equity Incentive Plan.
 (8) Consists of 19,071 shares as to which Mr. Graf is the record and beneficial holder and 92,648 shares which Mr. Graf has the right to acquire pursuant to stock option grants and 60,000 shares granted to Mr. Graf under the 1993 Management Equity Incentive Plan.
 (9) Consists of 4,214 shares as to which Mr. Kraus or his spouse is the record and beneficial holder directly and 3,066 shares which Mr. Kraus has the right to acquire pursuant to stock option grants.
(10) Consists of 3,653 shares as to which Mr. Rosensweig is the record and beneficial holder and 4,798 shares which Mr. Rosensweig has the right to acquire pursuant to stock option grants.
(11) Consists of 38,149 shares as to which Mr. Schneider is the record and beneficial holder and 84,119 shares which Mr. Schneider has the right to acquire pursuant to stock option grants, and 15,000 shares issued under the 1993 Management Equity Plan.
(12) Consists of 25,006 shares as to which Mr. Solomon is the record and beneficial holder and 3,066 shares which Mr. Solomon has the right to acquire pursuant to stock option grants.
(13) Consists of 1,200 shares as to which Mr. Frank Tow has the right to acquire pursuant to stock option grants.

COMMITTEES AND MEETINGS OF THE BOARD

     The Board of Directors met six times and acted six times by unanimous written consent during the fiscal year ended May 31, 1998. Each Director attended all of the meetings of the Board of Directors and the committees of which said Director was a member, except that each of Messrs. Ferguson and Solomon did not attend one meeting during the year.

     The Compensation Committee, whose members are noted above, makes recommendations to the Board of Directors concerning the salary and cash bonus compensation for the Company's Chief Executive Officer and determines the salary and cash bonus compensation for the Company's other executive officers and senior management. The Compensation Committee also administers the Company's 1991 Employee Stock Purchase Plan, Incentive Award Plan and 1991 Stock Equivalent Plan. The 1993 Management Equity Investment Plan is administered by a separate committee whose membership is the same as the Stock Option Committee, which makes recommendations to the Board of Directors, which determines the recipients of awards under this plan, including the number of shares awarded and, subject to the terms of the plan, the duration of restrictions. The Compensation Committee determines the participants and selects the recipients of awards or units under the 1991 Employee Stock Purchase Plan and the 1991 Stock Equivalent Plan and the amount and terms of compensation granted under each plan. The Compensation Committee met once during the fiscal year ended May 31, 1998.

     The Board of Directors determines the recipients of options under the Company's 1991 Employee Stock Option Plan (the 'Employee Stock Option Plan') and the provisions of options granted under such plan, including the option price, term and number of shares subject to option. The Employee Stock Option Committee, whose members are noted above, administers the Employee Stock Option Plan subject to the authority and responsibility of the Board of Directors as set forth in such plan. The Employee Stock Option Committee met twice during the fiscal year ended May 31, 1998.

     The Executive Committee, whose members are noted above, is empowered, except as limited by the laws of the State of Delaware, to function with the full power of the Board of Directors when the Board is not meeting. The Executive Committee did not meet during the fiscal year ended May 31, 1998.

     The Audit Committee, whose members are noted above, recommends to the Board of Directors the independent auditors to be selected for the Company and reviews the following matters with the independent auditors: scope and results of the independent audits; corporate accounting; internal accounting control procedures; adequacy and appropriateness of financial reporting to shareholders; and such other related matters as the Audit Committee considers to be appropriate. The Audit Committee met once during the fiscal year ended May 31, 1998.

     The Company has not designated a nominating committee or other committee performing a similar function. Such matters, to the extent not dealt with pursuant to the Stock Transfer Agreement, are discussed by the Board as a whole.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE COMPENSATION

     The following table sets forth certain information with respect to compensation awarded to, earned by or paid to the Company's Chief Executive Officer and each of the other four most highly compensated executive officers of the Company (based on amounts reported as salary and bonus for fiscal 1998) for each of the Company's last three fiscal years (collectively the 'Named Executives'). Certain of the Company's executive officers, including the Chairman of the Board and Chief Executive Officer, did not receive any cash compensation directly from the Company during the fiscal years ended May 31, 1996, 1997 and 1998 but, in accordance with the Services Agreement, were compensated by Century Communications. Pursuant to the Stockholders Agreement executed in connection with the Merger, the Services Agreement shall be terminated upon consummation of the Merger. See 'Principal Shareholders of the Company -- Proposed Transactions' above. See also 'Certain Relationships and Related Transactions.'

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG TERM COMPENSATION
                                                                                     ------------------------
                                                                                              AWARDS
                                                                                     ------------------------
                                                                                                     SHARES
                                                             ANNUAL COMPENSATION     RESTRICTED    UNDERLYING
                                                             --------------------      STOCK        OPTIONS/        ALL OTHER
        NAME AND PRINCIPAL POSITION           FISCAL YEAR     SALARY      BONUS      AWARDS($)      SARS(#)      COMPENSATION($)
-------------------------------------------   -----------    --------    --------    ----------    ----------    ---------------
Bernard P. Gallagher.......................       1998          - 0 -       - 0 -     $387,500(1)    75,000            - 0 -
    Chairman of the Board                         1997          - 0 -       - 0 -        - 0 -       75,000            - 0 -
    and Chief Executor Officer                    1996          - 0 -       - 0 -        - 0 -        - 0 -            - 0 -

Rudy J. Graf...............................       1998       $222,750    $190,000      387,500(1)    35,000          $ 4,750(3)
    President and Chief Operating                 1997        198,365     125,000        - 0 -       50,000            4,750(3)
    Officer                                       1996        189,575     120,000      322,500(2)     - 0 -            4,834(3)

Phillip Mayberry...........................       1998        172,083     145,328      242,188(1)    20,000            4,750(3)
    Senior Vice President                         1997        147,668      80,000        - 0 -        - 0 -            4,750(3)
    Senior Vice President, Operations             1996        146,824      60,000      161,250(2)     - 0 -            2,962(3)

Thomas Cogar...............................       1998        141,750      75,000      145,312(1)    10,000            4,750(3)
    Vice President, Engineering                   1997        131,173      40,000        - 0 -       15,000            4,750(3)
                                                  1996        128,385      50,000      118,125(2)     - 0 -            3,221(3)

Robert Braden..............................       1998        163,333     125,000      242,188(1)    20,000            4,750(3)
    Vice President, Network Services              1997        137,156      75,000        - 0 -       20,000            4,750(3)
                                                  1996        136,719      50,000      129,000(2)     - 0 -            5,002(3)

------------

(1) The value indicated is based on the closing price of the Class A Common Stock of the Company on February 23, 1998, the date of grant. The aggregate number and value (based on the closing price of the Class A Common Stock of the Company at May 29, 1998, the last trading day of fiscal 1998) of the restricted shares held by the Named Executives at May 29, 1998 was: Mr.
    Graf -- 20,000, $700,000; Mr. Mayberry -- 12,500, $437,500; Mr.
    Cogar -- 7,500, $262,500; and Mr. Braden -- 12,500, $437,500. The
    restrictions on transferability lapse on the fifth anniversary date of the date of grant and earlier in the event the award recipient retires after reaching 65 years of age, dies or becomes disabled or if the Compensation Committee elects to terminate the restrictions on transfer that are otherwise applicable. The award recipient has the right to receive dividends and other distributions paid on the shares of restricted stock.

(2) The value indicated is based on the closing price of the Class A Common Stock of the Company on August 21, 1995, the date of grant. The aggregate number and value (based on the closing price of the Class A Common Stock of the Company at May 29, 1998, the last trading day of fiscal 1998) of the restricted shares held by the Named Executives at May 29, 1998 was: Mr.
    Graf -- 20,000, $700,000; Mr. Mayberry -- 10,000, $350,000; Mr.
    Cogar -- 7,500, $262,500; and Mr. Braden -- 8,000, $280,000. The
    restrictions on transferability lapse on the fifth anniversary date of the date of grant and earlier in the event the award recipient retires after reaching 65 years of age, dies or becomes disabled or if the Compensation Committee elects to terminate the restrictions on transfer that are otherwise applicable. The award recipient has the right to receive dividends and other distributions paid on the shares of restricted stock.

(3) Consists of matching contributions made by the Company on behalf of the Named Executives in fiscal 1998, 1997 and 1996, respectively, under the Company's Retirement Investment Plan.

EMPLOYMENT AGREEMENTS

     The Company has employment agreements with Rudy J. Graf, President and Chief Operating Officer, Philip Mayberry, Senior Vice President, Operations, Thomas Cogar, Vice President, Engineering and Robert Braden, Vice President, Network Services. A summary of each employment agreement is set forth below.

     The agreement between the Company and Mr. Graf, effective January 1, 1994 and amended by agreement effective April 1, 1998, provides for the employment by the Company of Mr. Graf as its chief operating officer for a term of six years commencing on January 1, 1994. The base salary provided for in the agreement is $175,000 per year through March 31, 1998 and, thereafter, $250,000 per year, subject to annual increases based upon the percentage increase in the United States Labor Department consumer price index. Mr. Graf is also eligible to receive a cash bonus, an award or grant of stock options, shares of the Company's stock, and any other incentive or stock-related awards awarded or granted by the Board of Directors of the Company or the applicable committee thereof. In the event of Mr. Graf's death during the term of the agreement, payments equal to 50% of the base salary shall continue to be made for the balance of the term, and in the event of Mr. Graf's permanent disability during such term, payments equal to 100% of the base salary shall continue to be made for the balance of the term or twelve months, whichever is longer. If the agreement is terminated without 'cause' (as defined in the agreement) by the Company prior to the expiration of the term, Mr. Graf will be entitled to receive the base salary, an annual cash bonus for the remainder of the term equal to the most recently awarded cash bonus, and the opportunity to exercise any stock options previously awarded, whether or not then fully exercisable, to remain eligible for medical benefits. The Agreement also provides that in the instance of a change or threatened change in control, as defined, Mr. Graf may terminate the Agreement and receive the payments and services referenced above, plus additional amounts to make him whole, on an after-tax basis, for any excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended, imposed.

     The agreement between the Company and Mr. Mayberry, effective January 1994 and amended by agreement effective April 11, 1998, provides for the employment by the Company of Mr. Mayberry as its officer in charge of the day-to-day functioning of the Company's various systems and its operations for a term of six years commencing on January 1, 1994. The base salary provided for in the agreement is $140,000 per year through March 31, 1998 and, thereafter, $170,000 per year, subject to annual increases based upon the percentage increase in the United States Labor Department consumer price index. Mr. Mayberry is also eligible to receive a cash bonus or any award or grant of stock options, shares of the Company's stock, or any other incentive or stock-related awards awarded or granted by the Board of Directors of the Company or the applicable committee thereof. In the event of Mr. Mayberry's death during the term of the agreement, payments equal to 50% of the base salary shall continue to be made for the balance of the term, and, in the event of Mr. Mayberry's permanent disability during such term, payments equal to 100% of the base salary shall continue to be made for the balance of the term or twelve months, whichever is longer. If the agreement is terminated without 'cause' (as defined in the agreement) by the Company prior to the expiration of the term, Mr. Mayberry will receive the base salary, an annual cash bonus for the remainder of the term equal to the most recently awarded cash bonus, and the opportunity to exercise any stock options previously awarded, whether or not fully exercisable.

     The agreement between the Company and Mr. Cogar effective January 1, 1994, as amended by agreement effective April 1, 1998, provides for the employment by the Company of Mr. Cogar as the chief engineering officer of the Company for a term of six years commencing on January 1, 1994. The base salary provided for in the agreement is $120,000 per year through March 31, 1998 and, thereafter, $150,000 per year, subject to annual increases based upon the percentage increase in the United States Labor Department consumer price index. Mr. Cogar is also eligible to receive a cash bonus or any award or grant of stock options, shares of the Company's stock, or any other incentive or stock-related awards awarded or granted by the Board of Directors of the Company or the applicable committee thereof. In the event of Mr. Cogar's death during the term of the agreement, payments equal to 50% of the base salary shall continue to be made for the balance of the term, and in the event of Mr. Cogar's permanent disability during such term, payments equal to 100% of the base salary shall continue to be made for the balance of the term or twelve months, whichever is longer. If the agreement is terminated without 'cause' (as defined in the agreement) by the Company prior to the expiration of the term, Mr. Cogar will receive the base salary, an annual cash bonus for the remainder of the term equal to the most recently awarded cash bonus, and the opportunity to exercise any stock options previously awarded, whether or not fully exercisable.

     The agreement between the Company and Mr. Braden effective September 1, 1995, as amended by agreement effective April 1, 1998, provides for the employment by the Company of Mr. Braden as its officer in charge of network services for a term of four years and four months commencing on September 1, 1995. The base salary provided for in the agreement is $125,000 per year through March 31, 1998 and, thereafter, $170,000 per year, subject to annual increases based upon the percentage increase in the United States Labor Department consumer price index. Mr. Braden is also eligible to receive a cash bonus or any award or grant of stock options, shares of the Company's stock, or any other incentive or stock-related awards awarded or granted by the Board of Directors of the Company or the applicable committee thereof. In the event of Mr. Braden's death during the term of the agreement, payments equal to 50% of the base salary shall continue to be made for the balance of the term or twelve months, whichever is longer, and in the event of Mr. Braden's permanent disability during such term, payments equal to 100% of the base salary shall continue to be made for the balance of the term or twelve months, whichever is longer. If the agreement is terminated without 'cause' (as defined in the agreement) by the Company prior to the expiration of the term, Mr. Braden will receive the base salary, an annual cash bonus for the remainder of the term equal to the most recently awarded cash bonus, and the opportunity to exercise any stock options previously awarded, whether or not fully exercisable.

STOCK OPTIONS

     The table below contains information concerning options granted to each of the Named Executives in February 1998 with respect to fiscal 1998.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                               POTENTIAL REALIZABLE
                                          INDIVIDUAL GRANTS                                      VALUE AT ASSUMED
                              ------------------------------------------                         ANNUAL RATES OF
                               NUMBER OF     PERCENT OF TOTAL                                      STOCK PRICE
                               SECURITIES      OPTIONS/SARS     EXERCISE                         APPRECIATION FOR
                               UNDERLYING       GRANTED TO      OF BASE                           OPTION TERM(2)
                              OPTIONS/SARS     EMPLOYEES IN      PRICE                         --------------------
            NAME               GRANTED(#)     FISCAL YEAR(1)     ($/SH)     EXPIRATION DATE             5%
----------------------------  ------------   ----------------   --------   -----------------   --------------------

Bernard P. Gallagher........     75,000            15.4%         $19.00    February 23, 2008         $896,175
Rudy J. Graf................     35,000             7.2           19.00    February 23, 2008          418,215
Phillip Mayberry............     20,000             4.1           19.00    February 23, 2008          238,980
Thomas Cogar................     10,000             2.0           19.00    February 23, 2008          119,490
Robert Braden...............     20,000             4.1           19.00    February 23, 2008          238,980


            NAME                    10%
----------------------------  ----------------
Bernard P. Gallagher........     $2,271,082
Rudy J. Graf................      1,059,838
Phillip Mayberry............        605,622
Thomas Cogar................        302,811
Robert Braden...............        605,622

------------

(1) Such options become exercisable at a rate of 20% on the first, second, third, fourth and fifth anniversaries of the date of the original grant. All such options expire after the tenth anniversary of the date of the original grant.

(2) The information with respect to potential realizable value is presented in accordance with the requirements of the Commission and is not necessarily indicative of the actual value that such options will have to the Named Executives. In order to realize the potential values set forth in the 5% and 10% columns, the price per share of the Class A Common Stock of the Company would have to be $30.95 and $49.28, respectively.

     The table below summarizes the exercise of stock options during fiscal 1998 by the Named Executives and provides information as to the unexercised stock options held by them at the end of the 1998 fiscal year.

                 AGGREGATED OPTION/SAR EXERCISES IN FISCAL 1998
                   AND FISCAL YEAR-END 1998 OPTION/SAR VALUES

                                                                              NUMBER OF
                                                                               SHARES              VALUE OF
                                                                             UNDERLYING           UNEXERCISED
                                                                             UNEXERCISED         IN-THE-MONEY
                                                                           OPTIONS/SARS AT      OPTIONS/SARS AT
                                                                            FY-END(#)(1)         FY-END($)(1)
                                             SHARES                        ---------------   ---------------------
                                            ACQUIRED          VALUE         EXERCISABLE/         EXERCISABLE/
                 NAME                    ON EXERCISE(#)   REALIZED($)(1)    UNEXERCISABLE        UNEXERCISABLE
---------------------------------------  --------------   --------------   ---------------   ---------------------

Bernard P. Gallagher...................      - 0 -            - 0 -        136,767/115,000   $3,382,117/$2,565,625
Rudy J. Graf...........................      - 0 -            - 0 -          82,648/95,000     2,039,362/2,003,750
Phillip Mayberry.......................      - 0 -            - 0 -          36,993/54,000       909,136/1,138,125
Thomas Cogar(2)........................      - 0 -            - 0 -          26,728/30,000         667,463/641,250
Robert Braden..........................      - 0 -            - 0 -          16,000/44,000         385,000/897,500

------------

(1) Calculated by determining the difference between the exercise price and the closing price of the Company's Class A Common Stock on the exercise date or May 31, 1998, as the case may be.

(2) Includes shares owned by his spouse.

DIRECTOR COMPENSATION

     During the fiscal year ended May 31, 1998, each Director who was not also an employee of the Company received quarterly retainers of $3,000 plus a uniform fee of $750 for each Board and committee meeting attended. In addition, options for 1,000 shares of Class A Common Stock are automatically granted under the 1993 Non-Employee/Officer Directors' Stock Option Plan to each person who was a non-employee/officer Director on the date of each annual meeting of shareholders of the Company. During such period, Directors who were also employees of the Company received no remuneration for attendance at Board and committee meetings. The Company believes that such compensation is consistent with compensation paid to directors in comparable public companies.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended May 31, 1998, the members of the Compensation Committee were William M. Kraus and David Z. Rosensweig. Mr. Rosensweig also serves as Secretary of the Company and Century Communications. Mr. Rosensweig is a member of Leavy Rosensweig & Hyman, which acts as general counsel to the Company and Century Communications. During fiscal 1998, the Company paid a total of approximately $426,000 for legal services and disbursements to Leavy Rosensweig & Hyman.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Certain of the executive, managerial and engineering services required by the Company are supplied to it by its parent company, Century Communications, under the Services Agreement (as herein defined), pursuant to which Century Communications provides the Company with the services of Bernard P. Gallagher, as its Chief Executive Officer, Scott N. Schneider, as Chief Financial Officer and Michael G. Harris, as Vice President, Engineering. See 'Certain Relationships and Related

Transactions.' Accordingly, the Compensation Committee does not set the compensation of Messrs. Gallagher, Schneider and Harris. Pursuant to the Stockholders Agreement executed in connection with the Merger, the Services Agreement shall be terminated upon consummation of the Merger. See 'Principal Shareholders of the Company -- Proposed Transactions' above.

     The Compensation Committee sets the compensation level of the Company's President and Chief Operating Officer, Rudy J. Graf, its Senior Vice President for Operations, Phillip Mayberry, its Vice President of Network Services, Robert Braden, and its Vice President for Engineering, Thomas Cogar. The Compensation Committee is mindful of the Company's commitment to being a provider of quality wireless telephone and related services in the areas in which it operates. To realize these objectives, the Company's compensation levels must be such as to motivate and retain these individuals.

     The compensation to these executives consists of base salary and cash bonus compensation. Effective January 1, 1994 the Company entered into employment agreements with each of Messrs. Graf, Mayberry and Cogar. Effective September 1, 1995, the Company entered into an employment agreement with Mr. Braden. Each of said agreements was amended by agreement effective April 1, 1998. Each agreement provides, among other things, (i) for a term of six years commencing January 1, 1994 (four years and four months commencing September 1, 1995 in the case of Mr. Braden), (ii) for the payment of a specified base salary, subject to annual increases based upon the percentage increase in the United States Labor Department consumer price index, and (iii) for the payment of a cash bonus or the award or grant of stock options, shares of the Company's stock or other incentive or stock-related awards in the discretion of the Board of Directors or a committee thereof. See 'Employment Agreements.'

     In setting the compensation level of Messrs. Graf, Mayberry, Cogar and Braden, the Compensation Committee relied primarily upon the recommendation of Mr. Gallagher, the Chairman and Chief Executive Officer of the Company, as the person in the best position to judge the respective performances of said individuals. In this regard the Compensation Committee took into consideration Mr. Gallagher's evaluation of the contributions of said individuals toward (i) increasing revenues, (ii) increasing the number of subscribers, (iii) increasing cash flow, (iv) meeting budgetary objectives, and (v) the initiation and development of the Company's personal communications system business, (vi) developing the Company's PCS business in Puerto Rico, and (vii) the successful completion of certain financings. The Compensation Committee believes the compensation of Messrs. Graf, Mayberry, Braden and Cogar to be appropriate.

     The Compensation Committee administers and the Board of Directors makes grants under the Company's 1991 Employee Stock Purchase Plan, Incentive Award Plan and 1991 Stock Equivalent Plan. No such grants were made in fiscal 1998.

     The Compensation Committee does not administer the Company's 1993 Management Equity Incentive Plan, the Employee Stock Option Plan or the Non-Employee/Officer Director Stock Option Plan. The Employee Stock Option Committee makes recommendations to the Board of Directors with respect to grants under the Company's Employee Stock Option Plan, and the 1993 Management Equity Incentive Plan Committee makes recommendations to the Board of Directors with respect to awards under the 1993 Management Equity Incentive Plan. The Non-Employee/Officer Director Stock Option Plan is self-operating. The Board of Directors did not make any grants or awards of shares or options with respect to fiscal 1998 to the Named Executives.

                                          Compensation Committee
                                          William M. Kraus
                                          David Z. Rosensweig

     The Compensation Committee's recommendations for compensation for fiscal 1998 were accepted by the Board of Directors.

PERFORMANCE GRAPH

     The following graph compares the total returns (assuming reinvestment of dividends) on the Company's Class A Common Stock, The NASDAQ Stock Market -- US Index (which includes the Company) and a peer group index consisting of four corporations in the wireless telephone business selected by the Company in good faith. The corporations included in the peer group are Commnet Cellular Inc., Cellular Communications Inc. -- New, Vanguard Cellular Systems Inc. and Nextel Communications Inc. McCaw Cellular, which had previously been included in the peer group, was deleted because it was acquired in September 1994 by AT&T Wireless. The graph assumes $100 invested in the Company's Class A Common Stock or in each of the indices on May 31, 1993, including the reinvestment of dividends, if any.

                 COMPARISON OF 54 MONTH CUMULATIVE TOTAL RETURN
     AMONG CENTENNIAL CELLULAR CORP., THE NASDAQ STOCK MARKET -- U.S. INDEX
                                AND A PEER GROUP


                               [PERFORMANCE GRAPH]
                                                                  5/93    5/94    5/95    5/96    5/97    5/98
  Centennial Cellular Corp.                                       $100    $140    $ 99    $123    $101    $252
  Peer Group                                                      $100    $141    $ 98    $128    $100    $109
  The Nasdaq Stock Market -- US Index                             $100    $105    $125    $182    $205    $261

BENEFICIAL OWNERSHIP BY MANAGEMENT

     The following table sets forth, as of September 15, 1998, certain information with respect to the beneficial ownership of shares of Class A Common Stock by certain Named Executives of the Company and all Directors, nominees for Director and executive officers as a group. See 'Election of Directors' for ownership by Directors, nominees for Director and the Named Executives not listed below.

                                                                       TITLE OF     SHARES OF STOCK        PERCENT
                                NAME                                    CLASS      BENEFICIALLY OWNED      OF CLASS
--------------------------------------------------------------------   --------    ------------------      --------

Phillip Mayberry....................................................    Class A            83,931(1)            *
Thomas Cogar........................................................    Class A            56,377(2)            *
Robert Braden.......................................................    Class A            43,500(3)            *
All Directors and executive officers as a group (15 persons)........    Class A         1,120,371(4)          7.1%
                                                                        Class B             - 0 -

------------

*  Less than 1%.

(1) Consists of 8,438 shares as to which Mr. Mayberry is the record and beneficial owner, 42,993 shares which Mr. Mayberry has the right to acquire pursuant to stock option grants and 32,500 shares granted pursuant to the 1993 Management Equity Incentive Plan.

(2) Consists of 5,494 shares as to which Mr. Cogar is the record and beneficial owner and 28,662 shares which Mr. Cogar has the right to acquire pursuant to stock option grants and 17,000 shares granted pursuant to the 1993 Management Equity Incentive Plan. Also includes 4,155 shares as to which Mrs. Cogar is the record and beneficial owner and 1,066 shares which Mrs. Cogar has the right to acquire pursuant to stock option grants.

(3) Consists of 20,000 shares which Mr. Braden has the right to acquire pursuant to stock option grants and 23,500 shares granted pursuant to the 1993 Management Equity Incentive Plan.

(4) Consists of 337,380 shares owned directly by such persons and 588,991 shares which may be acquired by such persons pursuant to stock option grants and 194,000 shares granted pursuant to the 1993 Management Equity Incentive Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Century Communications and the Company have entered into a Services Agreement, dated August 30, 1991, as subsequently amended, extended and renewed (the 'Services Agreement'), pursuant to which Century Communications, through its personnel, provides such design, construction, management, operational, technical and maintenance services to the Company as may be necessary, or as Century Communications determines may be appropriate, for the wireless telephone, paging and related systems owned and operated by the Company (the 'Controlled Systems'). Such services also include, but are not limited to, providing all the services necessary for the monitoring, to the extent possible, of the activities of the limited partnerships in which the Company has investment interests in such manner as to protect the interests of the Company. Such services have historically been provided to the Company by Century Communications. The Company believes that it is in its best interest for Century Communications to continue to provide such services until, in the judgment of the Board of Directors of the Company, the Company has established its own executive management team capable of providing such services. No annual fee was paid or was to be paid to Century Communications, and as consideration for the services rendered and to be rendered under the Services Agreement as originally adopted, the Company issued to Century Communications the Second Series Convertible Redeemable Preferred Stock valued at $5,000,000.

     The Services Agreement had an original term of five years, to automatically terminate earlier upon the occurrence of certain events, none of which transpired under the original agreement. The Services Agreement was amended as of August 30, 1996, to (i) extend the term to August 30, 2001, unless earlier terminated by Century Communications on any of August 30, 1997, 1998, 1999 or 2000, and (ii) to provide for the payment to Century Communications of an annual management fee of $1,000,000.

     The Company is obligated to reimburse Century Communications for all costs incurred by Century Communications or its affiliates (excluding the Company and its subsidiaries) that are directly attributable to the design, construction, management, operation and maintenance of the Controlled Systems or to the performance by Century Communications of its other duties under the Services Agreement, including all fees and expenses paid to third parties and the out-of-pocket expenses incurred by Century Communications or its affiliates (excluding the Company and its subsidiaries) in respect of its employees who are engaged in the performance of services for the wireless systems controlled by the Company.

     The Company has also agreed to indemnify, defend and hold harmless Century Communications and its affiliates from any claims, costs, damages (including consequential damages), losses or expenses (including reasonable attorneys'
fees) arising out of or relating to the Services Agreement or Century Communications' performance of its responsibilities thereunder, except where attributable to the gross negligence or willful misconduct of Century Communications. Any liability of Century Communications to the Company that results from its willful misconduct or gross negligence is limited to the aggregate amount of $5,000,000.

     Pursuant to the Stockholders Agreement executed in connection with the Merger, the Services Agreement shall be terminated upon consummation of the Merger. For further discussion of the Merger and the Merger Agreement, see 'Principal Shareholders of the Company -- Proposed Transactions' above.

     The Company has entered into a Facilities Agreement (the 'Facilities Agreement') with Century-ML Cable Venture (the 'Venture'), which is 50% owned by Century Communications, and Century-ML Cable Corp., a wholly-owned subsidiary of the Venture (together with the Venture, 'Century-ML'), pursuant to which the Company is given the right to use certain of Century-ML's plant and equipment constituting its fiber network in connection with the Company's Puerto Rico telecommunications businesses. Pursuant to the Facilities Agreement, the Company shares the cost of constructing the fiber network used or reserved by the Company and pays a proportional share of the costs of operating the fiber network. The Company must also pay any additional franchise fees resulting from the use by it of the fiber network and a proportionate share of pole attachment fees and rentals, conduit fees and other related out-of-pocket expenses. The Facilities Agreement terminates on the earlier to occur of January 31, 2022 and the expiration of the Century-ML franchise in Puerto Rico.

     The Company leases space for the mobile telephone switching office serving the Southwestern cluster and space on an antenna tower in the Southwestern cluster from Century Communications for a current annual rental of approximately $1,200. The Company also leases certain space for equipment in Puerto Rico from Century-ML. The current annual rent is approximately $2,400. Furthermore, the Company leases certain office space in Puerto Rico to Century-ML for a current annual rent of $68,850.

     The Company believes that the above transactions between it and Century Communications and/or Century-ML are or will be, as the case may be, on terms no less favorable to the Company than would be obtainable at that time in comparable transactions with unaffiliated parties.

     On July 30, 1998, the Company purchased from Century Communications its carried interest in the wireless systems in Elkhart, Fort Wayne and South Bend, Indiana, and Battle Creek and Kalamazoo, Michigan. On June 30, 1995, the Company disposed of its Roanoke, Virginia wireless telephone system, in which Century Communications also had a carried interest and, accordingly, the Company is obligated to compensate Century Communications for its carried interest in the Roanoke system.

     Leavy Rosensweig & Hyman, of which David Z. Rosensweig, a Director and Secretary of the Company, is a member, serves as general counsel to the Company and Century Communications. See 'Executive Compensation and Other
Information -- Compensation Committee Interlocks and Insider Participation.'

     On October 15, 1996, the Company retained Peter J. Solomon Company Limited ('PJSC'), of which Peter J. Solomon, a Director of the Company, is Chairman, to render financial services to the Company in connection with the possible sale of certain investment interests of the Company. On May 25, 1998, the Company and PJSC executed a second agreement pursuant to which the role of PJSC was expanded to include the rendering of advice to the Company with respect to the possible business combination or sale of the Company. Pursuant to such agreements with PJSC, the Company will be obligated to pay PJSC $2,250,000 upon the closing of the Merger in satisfaction of its payment obligations under both such agreements.

     The Company believes that the transactions between it and Century Communications, Leavy Rosensweig & Hyman and PJSC are on terms no less favorable to the Company than would have been available from unaffiliated parties. The Company will continue to apply its policy that any transaction between the Company and any of its officers, Directors and principal shareholders be on terms no less favorable to the Company than would be obtainable at that time in comparable transactions with unaffiliated parties.

                PROPOSED RATIFICATION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected the firm of Deloitte & Touche LLP, independent accountants, to audit the accounts of the Company and its subsidiaries for the fiscal year ending May 31, 1999. In accordance with the Company's policy of seeking annual shareholder ratification of the selection of auditors, the Company requests that such selection be ratified by shareholders. The Company has been advised by Deloitte & Touche LLP that, except as described in the following sentence, neither that firm nor any of its partners has any other relationship, direct or indirect, with the Company or its subsidiaries. Deloitte & Touche LLP has also been selected by the Board of Directors of Century Communications to audit the accounts of Century Communications for its fiscal year ending May 31, 1999. The Company expects representatives of Deloitte & Touche LLP to be present at the Annual Meeting, and such representatives will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from shareholders.

VOTE REQUIRED; RECOMMENDATION

     A majority of the votes cast by the holders of all shares of Class A Common Stock and Class B Common Stock present in person or by proxy and voting at the Annual Meeting is required for ratification of the selection of Deloitte & Touche LLP. The Board of Directors recommends that shareholders vote FOR the proposal to ratify the selection of Deloitte & Touche LLP as independent accountants for the Company for the fiscal year ending May 31, 1999.

                             SHAREHOLDER PROPOSALS

     If a shareholder wishes to submit a proposal for inclusion in the proxy statement for the 1999 Annual Meeting of Shareholders, such proposal must be received by the Company at its principal executive offices not later than June 5, 1999.

                                 OTHER MATTERS

     The Board of Directors does not intend to bring any other matters before the Annual Meeting and does not know of any other business which others intend to bring before the Annual Meeting. However, if any other matter should properly come before the Annual Meeting or any adjournment of the Annual Meeting, the persons named in the accompanying proxy intend to vote on such matters as they, in their discretion, may determine.

                                          By Order of Board of Directors

                                              DAVID Z. ROSENSWEIG,
                                              DAVID Z. ROSENSWEIG,
                                              Secretary

Dated: October 2, 1998

     PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

     ON WRITTEN REQUEST OF ANY SHAREHOLDER, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MAY 31, 1998, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13A-1 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, MAY BE OBTAINED WITHOUT CHARGE FROM SCOTT N. SCHNEIDER, ASSISTANT SECRETARY, CENTENNIAL CELLULAR CORP., 50 LOCUST AVENUE, NEW CANAAN, CONNECTICUT 06840.

                            APPENDIX I -- PROXY CARD

                                      PROXY
                            CENTENNIAL CELLULAR CORP.
                                50 LOCUST AVENUE
                          NEW CANAAN, CONNECTICUT 06840

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints SCOTT N. SCHNEIDER and ROBERT J. LARSON, and each of them, proxies of the undersigned, with full power of substitution, to vote all common stock of Centennial Cellular Corp., a Delaware corporation (the "Company"), the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on Thursday, October 29, 1998, or at any adjournment or adjournments thereof, with all the power the undersigned would possess if personally present, on the following matters:

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

A       [X]    PLEASE MARK YOUR VOTES
               AS IN THIS EXAMPLE

               FOR all nominees              WITHHOLD
               listed to right               AUTHORITY for
                                             all nominees

1.      Election of    [ ]                       [ ]
        Directors

                                      NOMINEES:
                                      Daryl A. Ferguson
                                      Bernard P. Gallagher
                                      Rudy J. Graf
                                      William M. Kraus
                                      David Z. Rosensweig
                                      Scott N. Schneider
                                      Peter J. Solomon
                                      Frank Tow

INSTRUCTION: to withhold authority to vote for any nominee, write that nominee's name on the line provided below.

----------------------------------------------------

2. Proposal to ratify the selection by the Board of Directors of Deloitte & Touche LLP as independent accountants for the fiscal year ending May 31, 1999.

               FOR            AGAINST                ABSTAIN

               [ ]              [ ]                     [ ]

3. In their discretion, the named proxies are authorized to vote in accordance with their own judgment upon such other matters as may properly come before the Annual Meeting.

               FOR            AGAINST                ABSTAIN

               [ ]              [ ]                     [ ]

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR, FOR PROPOSAL 2 AND THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTERS REFERRED TO IN
ITEM 3.

The undersigned hereby acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders and the Proxy Statement. The undersigned hereby revokes any proxies heretofore given.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE __________________ SIGNATURE ___________________ DATED ________, 1998
NOTE: Please complete, date and sign exactly as your name appears hereon. In the case of joint owners, each owner should sign. When signing as administrator, attorney, corporate officer, executor, guardian, trustee, etc., please give your full title as such.